                                                               [EXECUTION COPY]



                    AMENDMENT AGREEMENT TO CREDIT AGREEMENT

         Amendment Agreement to Credit Agreement, dated as of September 11, 1998 (this "Amendment Agreement"), among DUANE READE, a New York general partnership (the "Borrower"), DUANE READE INC., a Delaware corporation ("Holdings"), DRI I INC., a Delaware corporation ("DRI I" and, together with Holdings, collectively, the "Parent Guarantors"), the Lenders parties hereto, DLJ CAPITAL FUNDING, INC., as syndication agent (in such capacity, the "Syndication Agent") for the Lenders, FLEET NATIONAL BANK, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and CREDIT LYONNAIS NEW YORK BRANCH, as the documentation agent (in such capacity, the "Documentation Agent") for the Lenders.


                             W I T N E S S E T H:

         WHEREAS, the Borrower, the Parent Guarantors, various financial institutions (the "Lenders"), the Agents and the Documentation Agent have heretofore entered into the Credit Agreement, dated as of February 13, 1998 (as amended prior to the date hereof, the "Existing Credit Agreement"; and

         WHEREAS, the Borrower and Parent Guarantors have requested, and the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend and restate the Existing Credit Agreement (together with all schedules and exhibits thereto) in its entirety in the form of the Amended and Restated Credit Agreement (as defined below);

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "Amended and Restated Credit Agreement" is defined in Section 2.1.

         "Amendment Agreement" is defined in the preamble.

         "Amendment Effective Date" is defined in Section 3.1.

         "Borrower" is defined in the preamble.

         "Credit Agreement" is defined in the first recital.

         "DRI I" is defined in the preamble.

         "Existing Credit Agreement" is defined in the first recital.

         "Holdings" is defined in the preamble.

         "Parent Guarantors" is defined in the preamble.

         SECTION 1.2. Other Definitions. Terms for which meanings are provided in the Amended and Restated Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment Agreement with such meanings.


                                   ARTICLE II

                           AMENDMENT AND RESTATEMENT
                          OF EXISTING CREDIT AGREEMENT

         SECTION 2.1. Amendment and Restatement of Existing Credit Agreement. On the Amendment Effective Date, the Existing Credit Agreement (including all schedules and exhibits thereto) shall be and is hereby amended and restated to read in its entirety as set forth in Annex I hereto (as set forth in such Annex I, the "Amended and Restated Credit Agreement"), and as so amended and restated is hereby ratified, approved and confirmed in each and every respect. The rights and obligations of the parties to the Existing Credit Agreement with respect to the period prior to the Amendment Effective Date shall not be affected by such amendment and restatement.


                                  ARTICLE III

                          CONDITIONS TO EFFECTIVENESS

         SECTION 3.1. Amendment Effective Date; Conditions Precedent to Borrowing of Additional Term C Loans. This Amendment Agreement (and the amendments and modifications contained herein) shall become effective on the date (the "Amendment Effective Date") when each of the conditions set forth in this Article III shall have been fulfilled to the reasonable satisfaction of the Agents on or before September 30, 1998. The obligation of each Lender having an Additional Term C Loan Commitment to make an Additional Term C Loan shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Article in addition to those set forth in Section 5.2 of the Amended and Restated Credit Agreement.

         SECTION 3.1.1. Execution of Counterparts. The Agents shall have received executed counterparts of this Amendment Agreement, duly executed and delivered on behalf of each of the Borrower, the Parent Guarantors and the Required Lenders (which shall include (a) those Lenders holding greater than 50% of the aggregate amount of the Loans outstanding under each Tranche and (b) each Lender that has an Additional Term C Loan Commitment).

         SECTION 3.1.2. [INTENTIONALLY OMITTED].

         SECTION 3.1.3. Resolutions, etc. The Agents shall have received, with a copy for each Lender, from each Obligor a certificate, dated the Amendment Effective Date, of its Secretary, Assistant Secretary or general partners, as applicable, as to (i) resolutions of its Board of Directors or all partnership action, as applicable, then in full force and effect authorizing the execution, delivery and performance of this Amendment Agreement, the Amended and Restated Credit Agreement and each other Loan Document to be executed by it, (ii) the incumbency and signatures of those of its officers or general partners, as applicable, authorized to act with respect to this Amendment Agreement, the Amended and Restated Credit Agreement and each such other Loan Document executed by it and (iii) the full force and validity of its Organic Documents and true and complete copies of all amendments thereto since August 14, 1998, upon which certificate each Agent, the Documentation Agent, the Issuer and each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or general partners, as applicable, of such Obligor canceling or amending such prior certificate.

         SECTION 3.1.4. Asset Purchase Agreement; Rock Bottom Acquisition Consummated. The Agents shall have received prior to the Amendment Effective Date true and complete executed copies of the Asset Purchase Agreement and all amendments thereto, in form and substance reasonably satisfactory to the Agents. The conditions provided for in the Asset Purchase Agreement to the obligations of the Buyer (as defined therein) to consummate the Rock Bottom Acquisition shall have been satisfied in full (without amendment, modification or waiver of, or other forbearance to exercise any rights with respect to, any of the terms or provisions thereof by such Buyer, except as disclosed to the Lenders) and the Rock Bottom Acquisition shall have been consummated in accordance with the terms of the Asset Purchase Agreement.

         SECTION 3.1.5. Delivery of Amendment Effective Date Certificate. The Agents shall have received executed counterparts of the Amendment Effective Date Certificate, dated the Amendment Effective Date and duly executed and delivered by the chief executive, financial or accounting (or equivalent thereof) Authorized Officer of Holdings, in which certificate Holdings shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of Holdings made as of such date under this Amendment Agreement, and, at the time such certificate is delivered, such statements shall in fact be true and correct in all material respects.

         SECTION 3.1.6. Delivery of Notes. The Agents shall have received, for the account of each Lender that shall have requested a replacement Note not less than two Business Days prior to the Amendment Effective Date, a replacement Note in respect of each applicable Tranche duly executed and delivered by an Authorized Officer of the Borrower (and each such replacement Note shall represent an amendment and restatement of, and shall be issued in substitution and exchange for, and not in satisfaction or payment of, the original Note (as defined in, and issued pursuant to, the Existing Credit Agreement, an "Original Note") of such Lender and the indebtedness (together with the obligation to pay accrued interest thereon) originally evidenced by such Lender's Original Notes which are now to be evidenced by such Lender's new replacement Notes delivered pursuant to this Amendment Agreement shall be (and the Borrower hereby acknowledges and agrees that such indebtedness is) a continuing indebtedness, and nothing herein contained shall be construed to deem any such Original Notes paid, or to release or terminate any Lien or security interest given to secure such Original Notes, which Liens and security interests shall continue to secure such indebtedness as evidenced by such Lender's new Notes).

         SECTION 3.1.7. Pledge Agreements. The Agents shall have received executed counterparts of each of the Holdings Pledge Agreement and the Borrower Pledge Agreement, each dated as of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of Holdings and the Borrower, respectively, together with, to the extent not previously delivered pursuant to the Existing Credit Agreement, the certificates evidencing all of the issued and outstanding shares of Capital Stock (or similar equity interests) of each direct Subsidiary of Holdings (in which a security interest is not concurrently granted and perfected under the Partnership Security Agreement) and the Borrower, as the case may be, which shall be pledged pursuant to the Holdings Pledge Agreement or the Borrower Pledge Agreement, as the case may be, which certificates shall in each case be accompanied by undated stock powers duly executed in blank.

         SECTION 3.1.8. Security Agreements. The Agents shall have received executed counterparts of the Partnership Security Agreement and the Borrower Security Agreement, each dated as of the Amendment Effective Date and duly executed and delivered by an Authorized Officer of each of Holdings and DRI I and the Borrower, together with

                  (a) to the extent not previously filed pursuant to the Existing Credit Agreement, executed Uniform Commercial Code financing statements (Form UCC-1) naming Holdings, DRI I or the Borrower as the debtor and the Administrative Agent as the secured party, or other similar instruments or documents, to be filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the

         Administrative Agent, desirable to perfect the security interest of the Administrative Agent pursuant to the Security Agreements;

                  (b) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-11), or a similar search report certified by a party acceptable to the Agents, dated a date reasonably near to the Amendment Effective Date, listing all effective financing statements which name Holdings, DRI I, the Borrower, Rock Bottom or Connrak as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause (a) above, together with copies of such financing statements; and

                  (c) executed copies of proper Uniform Commercial Code termination statements (Form UCC-3) and other suitable instruments or documents, if any, necessary to release and/or, in the Agents' discretion, assign all Liens and other rights of any Person (other than Liens permitted under Section 7.2.3 of the Amended and Restated Credit Agreement or those granted under any Loan Document to the Administrative Agent for the benefit of the Secured Parties) in any collateral described in any Security Agreement relating to Holdings, DRI I, the Borrower, Rock Bottom or Connrak, together with such other Uniform Commercial Code Form UCC-3 termination statements or other suitable instruments or documents as the Agents may reasonably request from such Persons.

         SECTION 3.1.9. Borrowing Request. The Administrative Agent shall have received a Borrowing Request duly executed and delivered by the Borrower pursuant to which Additional Term C Loans are made to the Borrower for the purposes set forth in the Section 7.1.9 of the Amended and Restated Credit Agreement.

         SECTION 3.1.10. Financial Information, etc. The Agents shall have received, with counterparts for each Lender,

                  (a) the (i) audited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Years ended on December 30, 1995, December 28, 1996 and December 27, 1997 and (B) Rock Bottom and its Subsidiaries for the Fiscal Years ended on January 31, 1996, January 31, 1997 and January 31, 1998, (ii) unaudited consolidated financial statements of (A) Holdings and its Subsidiaries and Daboco and its Subsidiaries for the Fiscal Quarters ended on March 28, 1998 and June 27, 1998 and (B) Rock Bottom and its Subsidiaries for the Fiscal Quarters ended on April 30, 1998 and (iii) unaudited consolidated financial statements of Holdings and its Subsidiaries and Borrower and its Subsidiaries for the fiscal months ended on July 25, 1998 (collectively, the "Base Financial Statement"); and

                  (b) pro forma consolidated balance sheets of Holdings and its Subsidiaries and the Borrower and its Subsidiaries, as at December 27, 1997 (the "Pro Forma Balance Sheets"), certified by the chief financial or accounting Authorized Officers of Holdings and the Borrower, respectively, giving effect to the consummation of the Transaction.

         SECTION 3.1.11. Solvency The Agents shall have received executed counterparts of the Solvency Certificates, dated as of the Amendment Effective Date, duly executed and delivered by the chief financial or accounting Authorized Officer of each of Holdings and the Borrower.

         SECTION 3.1.12. Payment of Outstanding Indebtedness, etc. All Indebtedness of Rock Bottom identified in Schedule I hereto, together with all interest, prepayment premiums and other amounts due and payable with respect thereto, shall have been paid or defeased in full (including, to the extent necessary, from proceeds of the Additional Term C Loans); and all Liens securing payment of any such Indebtedness have been released or, in each Agent's discretion, assigned to the Administrative Agent, and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements or other instruments or documents as may be suitable or appropriate in connection therewith in the determination of the Agents.

         SECTION 3.1.13. Litigation. There shall exist no pending or threatened material litigation, proceedings or investigations which (x) contests the consummation of the New Transaction or the legality or validity of the Amended and Restated Credit Agreement, any other Loan Document or any Material Document or (y) could reasonably be expected to have a Material Adverse Effect.

         SECTION 3.1.14. Material Adverse Change. Except as set forth in Item
6.6 ("Material Adverse Change") of the Disclosure Schedule, there shall have occurred no material adverse change in the business, assets, debt service capacity, tax position, environmental liability, financial condition, operations, properties or prospects of the Borrower and its Subsidiaries, taken as a whole, or Holdings and its Subsidiaries, taken as a whole, in each case since December 27, 1997.

         SECTION 3.1.15. Insurance. The Agents shall have received satisfactory evidence of the existence of insurance in compliance with Section 7.1.4 of the Amended and Restated Credit Agreement (including all endorsements included therein), and the Administrative Agent shall be named additional insured or loss payee, on behalf of the Lenders, pursuant to documentation reasonably satisfactory to the Syndication Agent.

         SECTION 3.1.16. Perfection Certificate. The Agents shall have received Perfection Certificates, dated as of the Amendment Effective Date, duly executed and delivered by an Authorized Officer of each of Holdings, DRI I, the Borrower and each other Obligor that is a party to a Security Agreement.

         SECTION 3.1.17. Approvals. All necessary governmental, shareholders' and third-party approvals in connection with the New Transaction, the financing contemplated hereby, the continued operations of any Parent Guarantor, the Borrower and each of their respective Subsidiaries and the execution, delivery and performance of this Amendment Agreement, the Amended and Restated Credit Agreement and the other Loan Documents shall have been duly obtained and all applicable waiting periods shall have expired without, in all such cases, any action being taken or threatened by any competent authority that would restrain, prevent or otherwise imposes adverse conditions on the New Transaction, the financing contemplated hereby or the continued operations of any Parent Guarantor, the Borrower or any of their respective Subsidiaries.

         SECTION 3.1.18.  Opinions of Counsel.  The Agents shall have received

                  (a) an opinion, dated the Amendment Effective Date and addressed to the Agents, the Documentation Agent and all of the Lenders from Latham & Watkins, special New York counsel to each of the Obligors, in form and substance reasonably satisfactory to the Agents and their counsel; and

                  (b) such reliance letters as they may reasonably request with respect to opinions delivered in connection with the Rock Bottom Acquisition, in each case dated the Amendment Effective Date and addressed to the Agents and all of the Lenders.

         SECTION 3.1.19. Fees, Expenses, etc. The Administrative Agent shall have received for its own account or for the account of each other Agent or each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Amended and Restated Credit Agreement to the extent then invoiced.

         SECTION 3.1.20. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of the Borrower or any of its Subsidiaries or any other Obligors shall be satisfactory in form and substance to the Agents and their counsel. The Agents and their counsel shall have received all information, approvals, opinions, documents or instruments as the Agents or their counsel may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1. Representations and Warranties. In order to induce the Lenders to execute and deliver this Amendment Agreement, each of the Borrower and each Parent Guarantor hereby represents and warrants as set forth below:

                  (a) The execution, delivery and performance by each of the Borrower, each Parent Guarantor and each of their respective Subsidiaries of this Amendment Agreement, the Amended and Restated Credit Agreement, the Notes and each other Loan Document executed or to be executed by it are within the Borrower's and each such Obligor's corporate or partnership powers, have been duly authorized by all necessary corporate or partnership action, and do not (i) contravene the Borrower's or any such Obligor's Organic Documents, (ii) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower or any such Obligor, or (iii) result in, or require the creation or imposition of, any Lien on any of the Borrower's or any other Obligor's properties, except pursuant to the terms of a Loan Document.

                  (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person, is required for the due execution, delivery or performance by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries of this Amendment Agreement, the Amended and Restated Credit Agreement, the Notes, any other Loan Document or any of the Rock Bottom Acquisition Documents to which it is a party or the consummation by any such Obligor of the Rock Bottom Acquisition, except as have been duly obtained or made and are in full force and effect or, with respect to UCC-1 financing statements as have been delivered to the Agents pursuant to clause (a) of Section 3.1.8.

                  (c) This Amendment Agreement and the Amended and Restated Credit Agreement constitute, and the Notes and each other Loan Document executed, or to be executed, by any of the Borrower, any Parent Guarantor or any of their respective Subsidiaries, as the case may be, constitutes, or will on the due execution and delivery thereof constitute, the legal, valid and binding obligations of the Borrower and such other Obligor enforceable in accordance with their respective terms.

                  (d) After giving effect to this Amendment Agreement, neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Amended and Restated Credit Agreement, any Loan Document or any Rock Bottom Acquisition Document impairs the validity, effectiveness or priority of the Liens granted pursuant to the Pledge Agreement and the Security Agreement (as such terms are defined in the Existing Credit Agreement, collectively, the "Security Documents"), and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including any Obligations arising in connection with the making of the Additional Term C Loan Commitments or the Additional Term C Loans), whether heretofore or hereafter incurred. Neither the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement nor the execution, delivery, performance or effectiveness of this Amendment Agreement, the Amended and Restated Credit Agreement, any Security Agreement or any Pledge Agreement requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens. Under the foregoing circumstances, the position of the Lenders with respect to such Liens, the Collateral (as defined in the Security Documents) in which a security interest was granted pursuant to the Security Documents, and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Security Documents have not been adversely affected in any material respect by the amendment and restatement of the Existing Credit Agreement effected pursuant to this Amendment Agreement or by the execution, delivery, performance or effectiveness of this Amendment Agreement, the Amended and Restated Credit Agreement, any Security Agreement or any Pledge Agreement.


                  (e) The only assets that each Rock Bottom Subsidiary has are its interests in the leases to which such Rock Bottom Subsidiary is a party.

                  (f) Both before and immediately after giving effect to this Amendment Agreement, no Default has (or will have) occurred and is (or will be) continuing, and all of the statements set forth in Section
         5.2.1 of the Amended and Restated Credit Agreement are true and correct.


                                   ARTICLE V

                                 MISCELLANEOUS

         SECTION 5.1. Cross-References. References in this Amendment Agreement to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment Agreement.

         SECTION 5.2. Loan Document Pursuant to Credit Agreement. This Amendment Agreement is a Loan Document executed pursuant to the Amended and Restated Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Amended and Restated Credit Agreement.

         SECTION 5.3. Successors and Assigns. This Amendment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 5.4. Counterparts. This Amendment Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 5.5. Governing Law. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 5.6. Release of Mortgage. The Lenders hereby acknowledges that the Administrative Agent may release the Liens created by the Existing Mortgage upon the sale of the property described in the Existing Mortgage so long as the proceeds of such sale are applied in accordance with clause (f) of Section
3.1.1 of the Amended and Restated Credit Agreement.

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                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       BORROWER:

                                       DUANE READE
                                       By Duane Reade Inc., a general partner


                                            By  /s/ William J. Tennant
                                                -----------------------------
                                                Title: Senior Vice President
                                                       and Chief Financial
                                                       Officer

                                       By DRI I Inc., a general partner


                                            By  /s/ William J. Tennant
                                                -----------------------------
                                                Title: Senior Vice President
                                                       and Chief Financial
                                                       Officer


                                       PARENT GUARANTORS:

                                       DUANE READE INC.


                                       By /s/ William J. Tennant
                                          -----------------------------------
                                            Title: Senior Vice President and
                                                   Chief Financial Officer


                                       DRI I INC.


                                       By  /s/ William J. Tennant
                                           ----------------------------------
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                    AGENTS AND LENDERS:

                                    DLJ CAPITAL FUNDING, INC., as the
                                         Syndication Agent and as a Lender


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:

                                    FLEET NATIONAL BANK, as the Administrative
                                         Agent and as a Lender


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:

                                    CREDIT LYONNAIS NEW YORK BRANCH, as
                                        the Documentation Agent and as a Lender


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:

                                    LENDERS:

                                    SUMMIT BANK


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:

                                    BHF-BANK AKTIENGESELLSCHAFT


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                       Title:


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                       Title:

                                    HELLER FINANCIAL, INC.


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:


                                    ORIX USA CORPORATION


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:


                                    OSPREY INVESTMENTS PORTFOLIO
                                    By Citibank, N.A., as Manager


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:


                                    MORGAN STANLEY DEAN WITTER PRIME
                                         INCOME TRUST


                                    By /s/ Authorized Signatory
                                       ---------------------------------------
                                        Title:


                                    VAN KAMPEN CLO I, LIMITED
                                    By Van Kampen American Capital Management,
                                           Inc., as Collateral  Manager


                                         By /s/ Authorized Signatory
                                            ----------------------------------
                                             Title:

                                 Merrill Lynch Global Investment Series: INCOME
                                      STRATEGIES PORTFOLIO
                                 By Merrill Lynch Asset Management, L.P., as
                                        Investment Advisor


                                      By /s/ Authorized Signatory
                                        --------------------------------------
                                          Title:

                                 MERRILL LYNCH DEBT STRATEGIES
                                      PORTFOLIO
                                 By Merrill Lynch Asset Management, L.P., as
                                        Investment Advisor


                                      By /s/ Authorized Signatory
                                        --------------------------------------
                                          Title:

                                 MERRILL LYNCH PRIME RATE PORTFOLIO
                                 By Merrill Lynch Asset Management, L.P. as
                                        Investment Advisor


                                      By /s/ Authorized Signatory
                                        --------------------------------------
                                          Title:

                                 DEBT STRATEGIES FUND, INC.


                                 By  /s/ Authorized Signatory
                                     -----------------------------------------
                                     Title:

                                 MERRILL LYNCH SENIOR FLOATING RATE
                                      FUND, INC.


                                 By  /s/ Authorized Signatory
                                     -----------------------------------------
                                     Title:

                                 SENIOR HIGH INCOME PORTFOLIO


                                 By  /s/ Authorized Signatory
                                     -----------------------------------------
                                     Title:

                                  DEEPROCK & CO.
                                  By Eaton Vance Management, as Investment
                                           Advisor

                                       By  /s/ Authorized Signatory
                                           -----------------------------------
                                           Title:


                                  SENIOR DEBT PORTFOLIO
                                  By Boston Management and Research, as
                                           Investment Advisor

                                       By  /s/ Authorized Signatory
                                           -----------------------------------
                                           Title:

                                                                     SCHEDULE I


         See the payout letter attached hereto for a description of the Bank Credit Facility (as defined in the Asset Purchase Agreement) and the Indebtedness to be paid thereunder.